                               COASTCAST CORPORATION
                                   GRANTOR TRUST


               THIS AGREEMENT is made as of the 18th day of December, 1998, by and between Coastcast Corporation("Company") and Imperial Trust Company ("Trustee") constitutes an amendment and restatement of the agreement entered into between the parties as of September 1, 1996

               WHEREAS, Company has adopted the Coastcast Corporation Supplemental Executive Retirement Plan ("Plan"); and

               WHEREAS, Company has incurred or expects to incur liability under the terms of the Plan with respect to the individuals participating in such Plan; and

               WHEREAS, Company established a trust (hereinafter called "Trust") to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

               WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

               WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to accumulate the amounts necessary to satisfy its contractual liability to pay benefits under the Plan;

               NOW, THEREFORE, the parties do hereby amend and restate the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1.     ESTABLISHMENT OF TRUST.

               (a) CONTRIBUTIONS. Company has deposited with Trustee in trust the cash, securities and/or individual life insurance policies specified in Appendix A, which constitute the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Except as provided in any Plan, the Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Participant or Beneficiary shall have any right to compel such additional deposits. Trustee shall have no duty to determine or collect contributions under the Plan, to make premium payments on any individual life insurance policy held by the Trust (except to the extent the Company contributes funds for such purpose or the cash value of such policy is available for such purpose) and shall have no responsibility for any property until it is received and accepted by Trustee. Such responsibility and liability shall continue only for so long as such cash, securities, life insurance policies, or other property constitute part of the Trust. Company shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under the Plan and Trustee shall have no obligation or responsibility in the event Company fails to (i) pay premiums on any individual life insurance policy held by the Trust, or (ii) contribute funds and direct Trustee to pay premiums on any individual life insurance policy held by the Trust.

               (b) IRREVOCABILITY. The Trust hereby established shall be irrevocable.

               (c) GRANTOR TRUST. The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

               (d) CREDITOR CLAIMS. The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 4(a) herein.

               (e) TRUST FUND. The Company may, from time to time, deposit in the Trust such cash, securities, life insurance policies or other property as shall be transferred to the Trustee by the Company. All cash, securities, life insurance policies or other property so received, together with the income therefrom and any increment thereon or charge thereto (the "Trust Fund"), shall be held, managed and administered by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income. The Company may, from time to time, make additional deposits of cash, securities, life insurance policies or other property to the Trust to be held in the Trust Fund and administered and disbursed by the Trustee as provided in this Trust Agreement.

               (f) TOP HAT PLAN. Company represents and warrants to Trustee that the Plan covers, and will cover, only a select group of management or highly compensated employees as contemplated by Section 401(a) of ERISA and interpretations, opinions, and rulings of the Department of Labor thereunder. Company shall indemnify and hold harmless Trustee, its parent, subsidiaries and affiliates and each of their respective officers, directors, employees and agents from and against all liability, loss and expense, including reasonable attorneys' fees and expenses suffered or incurred by any of the foregoing indemnities as a result of a breach of the foregoing representation and warranty. The provisions of this subsection shall survive termination of this Trust Agreement.

               (g)  DISTRIBUTION OF EXCESS TRUST FUND TO EMPLOYERS.    In the
event that the Plan Administrator, prior to a Change in Control, or the Independent Plan Administrator in its sole and absolute discretion, after a Change in Control, determines that the Trust Fund exceeds 120 percent of the anticipated benefit obligations and administrative expenses that are to be paid under the Plan, the Trustee, at the direction of the Plan Administrator prior to a Change in Control, or the Independent Plan Administrator in its sole and absolute discretion after a Change in Control, shall distribute to the Company and the Subsidiaries such excess portion of the Trust Fund.

SECTION 2.     DEFINITIONS.

               Any capitalized terms used in this Trust Agreement that are not defined herein are defined under the terms of the Plan (all terms defined therein shall have the same meaning herein) and the Plan definitions are incorporated by reference herein.

SECTION 3.     PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

               (a) PAYMENT SCHEDULE PROVIDED BY PLAN ADMINISTRATOR. The Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control) shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. The Plan Administrator or the Independent Plan Administrator, as applicable, shall provide such Payment Schedule to the Trustee at least once each Plan Year. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. As directed by the Plan Administrator or the Independent Plan Administrator, as applicable, the Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities.

               (b) BENEFITS DETERMINED BY PLAN. The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan. The Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control) shall notify Trustee of such determination and shall direct commencement of payments of such benefits. Such directive shall identify:

                    (i)       The participant;

                    (ii)      The amount of the benefit;

                    (iii)     The participant's address; and

                    (iv) The amount of tax withholdings as well as any other information necessary for the Trustee to effectuate the withholdings and to forward those amounts to the appropriate taxing authorities.

               (c) DIRECT PAYMENT BY COMPANY. Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee and the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control) of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the Trust Fund is not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where the Trust Fund is not sufficient.

               (d) TAX REPORTING AND WITHHOLDING. In the event payments are made by Company directly to Participants, Company shall have sole responsibility for the reporting and withholding of any federal, state, or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authority.

               (e) LIMITATION WITH RESPECT TO TAX REPORTING AND WITHHOLDING. Trustee shall have not duty or responsibility with respect to the above stated reporting, withholding or payment of taxes and shall have no responsibility to determine that Company has provided for such reporting, withholding or payment of such taxes.

               (f) INDEMNIFICATION WITH RESPECT TO TAX REPORTING AND WITHHOLDING. Company shall indemnify and hold Trustee harmless from any and all losses, claims, penalties or damages which may occur as a result of Trustee following in good faith the written direction of the Company to reimburse Company for payments made hereunder to Participants and arising from Company's tax reporting, withholding and payment obligations hereunder.

SECTION 4.     TRUSTEE RESPONSIBILITY WHEN COMPANY IS INSOLVENT.

               (a) INSOLVENCY DEFINED. Trustee shall cease payment of benefits to Plan participants and their beneficiaries if Company becomes Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or
(ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

               (b) ASSETS SUBJECT TO CLAIMS OF CREDITORS ON INSOLVENCY. At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the Trust Fund shall be subject to claims of general creditors of Company under federal and state law as set forth below.

                    (i) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries. In all cases, Trustee shall be entitled to conclusively rely upon the written certification of the Board of Directors or the Chief Executive Officer of Company when determining whether Company is Insolvent. If Trustee is unable to obtain information sufficient to ascertain Insolvency, Trustee may seek instructions of a court of law or submit the matter for arbitration before the American Arbitration Association or interplead the Trust Assets at the expense of the Trust.

                    (ii) Upon receipt of the aforesaid written notice of the Company's insolvency from a person claiming to be a creditor of Company, the Trustee shall notify the Company, and the Company, within thirty (30) days of receipt of such notice, shall engage an arbitrator (the "Arbitrator") acceptable to Trustee, from the American Arbitration Association to determine the Company's solvency or insolvency. The Company shall cooperate fully and assist the Arbitrator, as may be requested by the Arbitrator, in such determination and shall pay all costs relating to such determination. The Arbitrator shall notify the Company and Trustee separately by registered mail of its findings. If the Arbitrator determines that the Company is solvent or if once found insolvent the Company is no longer insolvent, the Trustee shall resume holding the Trust assets for the benefit of the Participants and may make any distributions called for under this Trust Agreement, including any amounts which should have been distributed during the period when the Trustee suspended distributions in response to a notice of the Company's insolvency, the Trustee shall continue to retain the assets of the Trust until the Company's status of solvency or insolvency is decided by a court of competent jurisdiction or it distributes all or a portion of the Trust assets to any duly appointed receiver, trustee in bankruptcy, custodian or to the Company's general creditors, but only as such distribution is ordered by a court of competent jurisdiction. The Trustee shall have no liability for relying upon the determination of the Arbitrator as to the Company's solvency or insolvency.

                    (iii)     Unless Trustee has actual knowledge of
Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

                    (iv) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

                    (v) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 3 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

               (c) MAKE-UP OF SUSPENDED BENEFITS AFTER INSOLVENCY. Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 4(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 5.     PAYMENTS TO COMPANY.

               Except as provided in Section 1(g) and Section 4 hereof, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan, as certified to Trustee by the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control).

SECTION 6.     INVESTMENT AUTHORITY.

               Prior to a Change in Control, the assets of the Trust shall be invested by Trustee pursuant to the direction of the Plan Administrator. On or after a Change in Control, the assets of the Trust shall be invested by Trustee pursuant to the direction of the Independent Plan Administrator. Unless the Plan Administrator, or Independent Plan Administrator, as applicable, and the Trustee have mutually agreed in a separate writing that the Trustee shall have and exercise investment discretion with respect to all or a portion of the assets of the Trust, the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control) shall have complete discretion with respect to the investment of such assets at all times and shall direct the Trustee accordingly. From time to time, the Trustee shall be notified in a writing signed by an officer of the Company of the person or persons authorized to act on behalf of the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control) for purposes of this Section and the Trust. In each such notice, the Company shall warrant that all directions given by the Plan Administrator (prior to a Change in Control) are proper. The Trustee shall have no responsibility to review or to consider the propriety of holding or selling investments directed by the Plan Administrator or the Independent Plan Administrator, including, without limitation, any life insurance, retirement income or annuity policies or contracts. The Company shall have the responsibility for establishing and carrying out a funding policy and method, consistent with the objectives of the Plan, taking into considerations the Plan's short-term and long-term financial needs. The Trustee's responsibility for investment and diversification of the assets in the portion of the Trust for which the Trustee has investment discretion shall be subject to, and is limited by, the investment guidelines issued to it by the Company. It is understood that, unless otherwise agreed in writing, the Company, rather than the Trustee, shall be responsible for the overall diversification of Trust assets. In the exercise of its investment authority, Trustee shall have the powers described below.

               (a) To invest and reinvest the principal and income of the Trust and keep it invested, without distinction between principal and income, in any security, property or obligation, secured or unsecured, or in any combination of these; provided, however, that in no event mat Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which Trustee invests; and provided, further, that in no event shall the assets of the Trust be invested in real estate. For this purpose, "real estate" includes, but is not limited to, real property, leaseholds, mineral interests and any form of asset which is secured by any of the foregoing. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee;

               (b) To acquire, sell and exercise options to buy securities ("call" options) and to acquire, sell and exercise options to sell securities ("put" options);

               (c) To buy, sell, assign, transfer, acquire, loan, lease (for any purpose, including beyond the life of this Trust), exchange and in any other manner to acquire, manage, deal with and dispose of all or any part of the Trust property, for cash or credit;

               (d) Subject to the Trustee's exercise of prudence and fulfilment of Trustee's fiduciary obligations, to retain all or any portion of the Trust in cash temporarily awaiting investment or for the purpose of making distributions or other payments, without liability for interest thereon, notwithstanding trustee's receipt of float;

               (e) To take all of the following actions: to vote proxies of any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust;

               (f) To pay or cause to be paid from the Trust any and all real or personal property taxes, income taxes or other taxes or assessments of any or all kinds levied or assessed upon or with respect to the Trust or the Plan;

               (g) To hold term or ordinary life insurance contracts or to acquire annuity contracts on the lives of Participants, except that Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee (or upon the direction of the Plan Administrator or Independent Plan Administrator to a named insured participant or family member), or to loan to any person the proceeds of any borrowing against such policy (but in the case of conflict between any such contract and the Plan, the terms of the Plan shall prevail); to pay from the Trust the premiums on such contracts; to distribute, surrender or otherwise dispose of such contracts; to pay the proceeds, if any, of such contracts to the proper persons in the event of the death of the insured Participant; to enter into, modify, renew and terminate annuity contracts of deposit administration, of immediate participation or other group or individual type with one or more insurance companies and to pay or deposit all or any part of the Trust thereunder; to provide in any such contract for the investment of all or any part of funds so deposited with the insurance company in securities under separate accounts; to exercise and claim all rights and benefits granted to the contract holder by any such contracts. All payments of exercise of all powers with respect to insurance contracts shall be solely on the direction of the Plan Administrator or Independent Plan Administrator.

               (h) To exercise all the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under applicable federal or state laws, as amended from time to time, it being intended that, except as otherwise provided in this Trust, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto;

               (i) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               (j) To invest funds in any type of interest-bearing account including, without limitation, time certificates of deposit or interest-bearing accounts issued by Trustee. To use other services or facilities provided by Trustee its subsidiaries or affiliates, to the extent allowed by applicable law and regulation. Such services may include but are not limited to (1) the placing of orders for the purchase, exchange, investment or reinvestment of securities through any brokerage service conducted by, and (2) the purchase of units of any registered investment company managed or advised by Trustee, its subsidiaries or affiliates and/or for which Trustee, or its subsidiaries or affiliates act as custodian or provide other services in addition to the fees payable under this Agreement. Fee schedules for additional services shall be delivered to the appropriate party in advance of the provision of such services. Independent fiduciary approval of compensation being paid to the Trustee will be sought in advance to the extent required under applicable law and regulation. If Trustee does not have investment discretion, the services referred to above, as well as any additional services, shall be utilized only upon the appropriate direction of an authorized party.

               (k) To cause all or any part of the Trust to be held in the name of the Trustee (which in such instance need not disclose its fiduciary capacity) or, as permitted by law, in the name of any nominees, including the nominee name of any depository, and to acquire for the Trust any investment in bearer form; but the books and records of the Trust shall at all times show that all such investments are a part of the Trust and the Trustee shall hold evidences of title to all such investments as are available;

               (l) To serve as custodian with respect to the Trust assets, to hold assets or to hold eligible assets at the Depository Trust Company or other depository;

               (m) To employ such agents and counsel as may be reasonably necessary in administration and protection of the Trust assets and to pay them reasonable compensation; to employ any broker-dealer covered in the self-dealing section, and pay to such broker-dealer its standard commissions; to settle, compromise or abandon all claims and demands in favor of or against the Trust; and to charge any premium on bonds purchased at par value to the principal of the Trust without amortization from the Trust, regardless of any law relating thereto;

               (n) To abandon, compromise, contest arbitrate or settle claims or demands; to prosecute, compromise and defend lawsuits but without obligation to do so, all at the risk and expense of the Trust;

               (o) To permit such inspections of documents at the principal office of the Trustee as are required by law, subpoena or demand by United States or state agency during normal business hours of the Trustee;

               (p)  To comply with all requirements imposed by law;

               (q) To seek written instructions from the Company or Plan Administrator on any matter and await written instructions without incurring any liability. If at any time the Trustee should fail to receive requested directions, the Trustee may act in the manner that in its discretion it deems advisable under the circumstances for carrying out the purposes of this Trust. Such actions shall be conclusive on the Company, the Plan Administrator and the Participants on any matter if written notice of the proposes action is given to the Company or Plan Administrator five (5) days prior to the action being taken, and the Trustee receives no response;

               (r) To compensate such executive, consultant, actuarial, accounting, investment, appraisal administrative, clerical secretarial, custodial, depository and legal firms, personnel and other employees or assistants as are engaged by the Company or the Plan Administrator in connection with the administration of the Plan and to pay from the Trust the necessary expenses of such firms, personnel and assistants, to the extent not paid by the Company;

               (s) To impose a reasonable charge to cover the cost of furnishing to Participants statements or documents;

               (t) To act upon proper written directions of the Company, Plan Administrator, or any Participant including directions given by photostatic teletransmission using facsimile signature. If oral instructions are given, to act upon those in Trustee's discretion prior to receipt of written instructions. Trustee's recording or lack of recording of any such oral instructions taken in Trustee's course of business shall constitute conclusive proof of Trustee's receipt or non-receipt of the oral instructions;

               (u) To pay from the Trust the expenses reasonably incurred in the administration of the Trust;

               (v) To maintain insurance for such purposes, in such amounts and with such companies as the Plan Administrator shall elect, including insurance to cover liability or losses occurring by reason of the acts or omissions of fiduciaries (but only if such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary);

               (w) As directed by the Plan Administrator, to cause the benefits provided under the Plans to be paid directly to the person entitled thereto under the Plans, and in the amounts and at the times and in the manner specified by the Plans, and to charge such payments against the Trust and Accounts with respect to which such benefits are payable.

SECTION 7.     DISPOSITION OF INCOME.

               During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 8.     ACCOUNTING BY TRUSTEE.

               Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. The Company shall have sixty (60) days after the Trustee's mailing of each such quarterly or final account within which to file with the Trustee written objections to such account. Upon the expiration of each such period, the Trustee shall be forever released and discharged from all liability and accountability to the Company with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Company files written objections within such sixty-day period with the Trustee.

               Notwithstanding anything herein to the contrary, the Trustee shall have no duty or responsibility to obtain valuations of any assets of the Trust Fund, the value of which is not readily determinable on an established market. Company shall bear sole responsibility for determining said valuations and shall be responsible for providing said valuations to Trustee in a timely manner. Trustee may conclusively rely on such valuations provided by Company and shall be indemnified and held harmless by Company with respect to such reliance.

SECTION 9.     RESPONSIBILITY OF TRUSTEE.

               (a) FIDUCIARY RESPONSIBILITY. Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Plan Administrator or the Independent Plan Administrator, as applicable, which is contemplated by, and in conformity with, the terms of the Plan (as certified to Trustee by the Plan Administrator or the Independent Plan Administrator, as applicable) or this Trust and is given in writing. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

               (b) LIMITATION ON TRUSTEE'S RESPONSIBILITY. Trustee is not a party to, and has no duties or responsibilities under, the Plan other than those that may be expressly contained in this Trust Agreement. In any case in which a provision of this Trust Agreement conflicts with any provision in the Plan, this Trust Agreement shall control. Trustee shall have no responsibility:

                    (i) to administer the Plan, including, without limitation, to determine the eligibility of any individual to participate in the Plan, the amount of any participant's account balance under the Plan, issuing statements to participants of their interest in the Trust or the Plan, or the amount or timing of any benefit distributions under the Plan;

                    (ii) to compute any amount to be transferred or paid to the Trust by the Company;

                    (iii) to collect any contributions or transfers of assets to the Trust;

                    (iv) to question any investment direction received from the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control);

                    (v) to review any securities or property acquired at the direction of the Plan Administrator (prior to a Change in Control) or the Independent Plan Administrator (on or after a Change in Control);

                    (vi)      to make any suggestions to the Plan
Administrator or the Independent Plan Administrator in connection with the investment of the Trust assets;

                    (vii) to inquire into the acts or omissions of the Company, the Plan Administrator or the Independent Plan Administrator;

                    (viii) to satisfy the reporting and disclosure obligations of the Code and ERISA with respect to the Plan; or

                    (ix) to determine whether the terms of the Plan document satisfy the requirements of applicable law.

               (c) TITLE. Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Trust Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties.

               (d) INDEMNIFICATION. The Company hereby agrees to indemnify and hold harmless the Trustee, its officers, directors, employees or agents, from and against any and all liabilities, claims for breach of fiduciary duty or otherwise, demands, damages, costs and expenses, including reasonable attorneys' fees arising from (i) any act taken or omitted by the Trustee in good faith in accordance with or due to the absence of directions from the Company, its agents, or any Plan Participant, (ii) any act taken or omitted by a Fiduciary other than the Trustee in breach of such Fiduciary responsibilities under the Plan or this Agreement, (iii) any failure by the Company to pay premiums on any individual life insurance policy held by the Trust, or contribute funds and direct Trustee to pay premiums on any individual life insurance policy held by the Trust, (iv) any action taken by the Trustee pursuant to a notification of an order to purchase or sell securities issued by Company or a Plan Participant directly to a broker or dealer or (v) any lawsuit or other proceeding involving the Plan or the Trust for any reason including, without limitation, an alleged breach by the Trustee of its responsibilities under this Agreement, unless a final judgment or determination entered in any such lawsuit or proceeding holds or determines that the Trustee is guilty of gross negligence, willful misconduct or a breach of fiduciary responsibility. If the final judgment or determination entered in any such lawsuit or proceeding holds or determines that the Trustee is guilty of gross negligence, willful misconduct or a breach of fiduciary responsibility, the Company's obligation to indemnify the Trustee hereunder shall be limited to liability in excess of the Trustee's allocable share of such liability. The Company shall have the right, but not the obligation, to conduct the defense of the Trustee in any legal proceeding covered by this section. However, any legal counsel selected to defend the Trustee must be acceptable to the Trustee, and the Trustee may elect to choose counsel, including in-house counsel, other than that selected by the Company. The Company may, but shall not be required to, satisfy all or any part of its obligations under this section through insurance arrangements acceptable to the Trustee.

               (e) DEFENSE COSTS. If Trustee, on behalf of the Trust, undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

               (f) COUNSEL. Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

               (g) AUTHORITY. Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

               (h) LIMITATION WITH RESPECT TO INSURANCE POLICIES. Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust or to loan to any person other than Company the proceeds of any borrowing against such policy.

               (i) LIMITATION WITH RESPECT TO TRUST AS A BUSINESS. Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               (j) Trustee shall not be responsible or liable for any losses to the Trust resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of Trustee or its agents. This Section shall survive the termination of this Trust Agreement.

               (k) In the event the Company attempts to enjoin any benefit payment that the Trustee has been directed to make under the terms of this Trust Agreement, the Trustee shall commence legal action to allow such payment. Subject to the Company's obligation to indemnify Trustee under
Section 8(e) hereof for the expenses of any such action, the Trustee may withdraw from the Trust assets any amounts it deems necessary to pay legal expenses, including attorneys fees, incurred in the course of such legal action. Under no circumstances shall the Trustee be required to make such payments for benefits or expenses from any source other than the Trust.

SECTION 10.    PERSONS TO RECEIVE PAYMENT.

               (a) The Trustee shall, except as otherwise provided otherwise, pay all amounts payable hereunder to the person or persons designated under the Plans or deposit such amounts to the Participant's checking or savings account as directed by the Company and not to any other person or corporation, and only to the extent of assets held in the Trust, and shall follow written instructions by the Company. The Company's written instructions, to the Trustee to make distributions or not to make distributions, and the amount thereof, shall be conclusive on all Participants.

               (b) Should any controversy arise as to the person or persons to whom any distribution or payment is to be made by the Trustee, or as to any other matter arising in the administration of the Plans or Trust, the Trustee may retain the amount in controversy pending resolution of the controversy or the Trustee may file an action seeking declaratory relief and/or may interplead the Trust assets in issue, and name as necessary parties the Company, the Participants and/or any or all persons making conflicting demands.

               (c) The Trustee shall not be liable for the payment of any interest or income, except for that earned as a Trust investment, on any amount withheld or interpleaded under subsection (b).

               (d) The expense of the Trustee for taking any action under subsection (b) shall be paid to the Trustee from the Trust.

SECTION 11.    COMPENSATION AND EXPENSES OF TRUSTEE.

               Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust. Trustee shall be entitled to the fees listed on Appendix B attached hereto as reasonable compensation for the services rendered under this Trust Agreement. To the extent Trustee advances funds to the Trust for disbursements or to effect the settlement of purchase transactions, Trustee shall be entitled to collect from the Trust an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate).

               The Trustee reserves the right to alter this rate of compensation at any time by providing the Company with notice of such change of at least thirty (30) days prior to its effective date. Reasonable compensation shall include compensation for any extraordinary services or computations required, such as determination of valuation of assets when current market values are not published and interest on funds to cover overdrafts. The Trustee shall have a lien on the Trust for compensation and for any reasonable expenses including counsel, appraisal, or accounting fees, and if the Company fails to pay such amounts directly within 30 days of presentment of an invoice, these amounts may be withdrawn from the Trust and the Trust may be reimbursed by the Company.

SECTION 12.    RESIGNATION AND REMOVAL OF TRUSTEE.

               (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

               (b) Trustee may be removed by Company 30 days notice or upon shorter notice accepted by Trustee.

               (c) Upon a Change of Control, as defined herein, Trustee may not be removed by Company for six (6) months following the Change of Control.
 If Trustee resigns or is removed within six (6) months following the Change of Control, notwithstanding anything to the contrary in Section 11 hereof, the Independent Plan Administrator may appoint a successor Trustee according to the provisions of Section 11 hereof.

               (d) Upon resignation or removal of Trustee and appointment of a successor or Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless Company and Trustee agree to extend the time limit.

               (e) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust. Until a successor Trustee is appointed, the Trustee shall be entitled to be compensated for its service according to its published fee schedule then in effect for acting as Trustee.

SECTION 13.     APPOINTMENT OF SUCCESSOR.

               Except as provided in Section 12(c) hereof, if Trustee resigns or is removed in accordance with Section 12(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate Trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

SECTION 14.    SIGNING AUTHORITY.

               The Company shall certify in writing to the Trustee the names and specimen signatures of all those who are authorized to act as or on behalf of the Company and those names and specimen signatures shall be updated as necessary by a duly authorized official of the Company. The Company shall promptly notify the Trustee if any person so designated is no longer authorized to act on behalf of the Company. Until the Trustee receives written notice that a person is no longer authorized to act on behalf of the Company, the Trustee may continue to rely on the Company's designation of such person.

SECTION 15.    INFORMATION TO BE PROVIDED TO TRUSTEE.

               The Company shall maintain and furnish the Trustee with all reports, documents and information as shall be required by the Trustee to perform its duties and discharge its responsibilities under this Trust Agreement, including without limitation a certified copy of each of the Plans and all amendments thereto.

               The Trustee shall be entitled to rely on the most recent reports, documents and information furnished to it by the Company. The Company shall be required to notify the Trustee as to the termination of employment of any Participant by death, retirement or otherwise.

               The Company shall arrange for each insurance company issuing contracts held by the Trustee pursuant to Section 20, to furnish the Trustee with such valuations and reports as are necessary to enable the Trustee to fulfill its obligations under this Trust Agreement, and the Trustee shall be fully protected in relying upon such valuations and reports.

SECTION 16.    MEDIATION AND ARBITRATION OF DISPUTES.

               If a dispute arises under this Trust Agreement between or among the Company and Trustee, except as otherwise provided, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this Agreement, or the performance or breach thereof, shall be decided by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of California Code of Civil Procedure Section 1280 et seq. The sole arbitrator shall be a retired or former Judge associated with the American Arbitration Association.
 Judgment upon any award rendered by the arbitrator shall be final and may be entered in any court having jurisdiction. Each party shall bear its own costs, attorneys' fees and its share of arbitration fees. The Alternate Dispute Resolution provision in this Agreement does not constitute a waiver of the parties' rights to a judicial forum in instances where arbitration would be void under applicable law, and does not preclude Trustee from exercising its rights to interplead the funds of the Account at the cost of the Account.

SECTION 17.    AMENDMENT OR TERMINATION.

               (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan (as certified to Trustee by Company) or shall make the Trust revocable.

               (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan (as certified to Trustee by Company). Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

               (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.

SECTION 18.    MISCELLANEOUS.

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

               (c) Notwithstanding anything to the contrary contained elsewhere in this Trust Agreement, any reference to the Plan or Plan provisions which require knowledge or interpretation of the Plan shall impose a duty upon the Company, Plan Administrator or Independent Plan
Administrator, as applicable, to communicate such knowledge or interpretation to Trustee. Trustee shall have no obligation to know or interpret any portion of the Plan and shall in no way be liable for any proper action taken contrary to the Plan.

               (d) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of California.

SECTION 19.    CHANGE IN CONTROL PROVISIONS.

               (a) For purposes of this Trust, a "Change in Control" shall be deemed to have occurred only if:

                    (i) the Company is merged or consolidated or reorganized into or with another corporation and less than a majority of the combined voting power of the then-outstanding securities of the surviving corporation immediately thereafter is held in the aggregate by the holders of Voting Stock (as defined below) of the Company immediately prior to such transaction;

                    (ii) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation, if less than a majority of the combined voting power of the then-outstanding voting securities of such corporation immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                    (iii) as a result of, or in connection with, any cash tender or exchange offer, merger, reorganization or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the individuals who were members of the Board immediately prior to the Transaction cease to constitute a majority of the members of the Board or of the board of directors of any successor to the Company, unless the election or nomination for election by the holders of the Voting Stock of the Company was approved by a vote of the majority of Board members then still in office who were members of the Board immediately prior to the Transaction; or

                    (iv) in connection with a transfer or assignment of Voting Stock by the current beneficial owners of Voting Stock, the beneficial ownership of Voting Stock changes such that less than a majority of the Voting Stock outstanding immediately after such assignment or transfer is held by the current beneficial owners of Voting Stock.

For purposes of this Section, (A) "Voting Stock" shall mean shares of the Company representing the combined voting power of the then outstanding securities entitled to vote generally in the election of the Board, and (B) "beneficial ownership" and "beneficial owners" shall have the meaning ascribed to it under Rule 13d-3 or any successor rule or regulation promulgated under the Securities Exchange Act of 1934, as amended, as well as any person or entity who, directly or indirectly, controls, is controlled by or under common control with such beneficial owner.

               (b) The Trustee shall have no independent duty to determine that a Change in Control has occurred and shall not be required to take any action or refrain from taking any actions hereunder which are based on a Change in Control having occurred prior to the time it receives written notice from the Company or a Participant that a Change in Control has occurred or will occur and has had a reasonable opportunity to determine whether a Change in Control, in fact, has occurred. At the Trustee's request, the Company shall furnish such evidence as may be necessary to enable the Trustee to determine whether a Change in Control has occurred. In taking or refraining from any action under this Trust Agreement, the Trustee may rely on its determination, including an opinion of counsel (who may be counsel for the Company or the Trustee), that a Change in Control has occurred. The Trustee's determination as to whether a Change in control has occurred shall be binding and conclusive on all persons.

SECTION 20.    INSURANCE POLICIES AND CONTRACTS.

               Prior to a Change in Control, the Company, with the consent of the Plan Administrator, reserves the right to transfer life insurance, retirement income or annuity policies or contracts to the Trust, regardless of the nature or type of such contract and regardless of the Company's interest in or power to direct the investments under such policies or contracts. Prior to a Change in Control, the Plan Administrator may direct the Trustee to purchase any such policies or contracts and, following a Change in Control, the Independent Plan Administrator shall have the same powers regarding such insurance policies or contracts. Any such policy or contract shall be an asset of the Trust subject to the claims of the Company's creditors in the event of insolvency, as specified in this Trust Agreement. The proceeds of any life insurance policy shall, upon the death of the insured, be paid to the Trust. The Trustee shall be under no duty to question any direction of the Plan Administrator or the Independent Plan Administrator, to review the form of any such policies or contracts or the selection of the issuer thereof, or to make suggestions to the Plan Administrator, the Independent Plan Administrator or to the issuer thereof with respect to the form of such policies or contracts prior to or following a Change in Control. Prior to a Change in Control, the Plan Administrator may direct the Trustee to exercise the powers of the contract holder under any such policies or contracts and, following a Change in Control, the Independent Plan Administrator shall have the same powers regarding such insurance policies or contracts. The Trustee shall exercise such powers only upon the direction of the Plan Administrator or the Independent Plan Administrator, as applicable. Notwithstanding anything to the contrary in the Plan or this Trust Agreement, the Trustee shall be fully protected in acting in accordance with a proper written direction of the Plan Administrator or Independent Plan Administrator and shall not be liable for any loss of any kind that may result by reason of any action taken or omitted by it in accordance with any such direction, or by reason of inaction in the absence of any such written directions. No insurance carrier shall for any purpose be deemed a party to this Trust Agreement or be responsible for the validity or sufficiency hereof. Notwithstanding the fact that it may have knowledge of the terms of this Trust, the obligations of such insurance carrier shall be determined solely by reference to the terms and conditions of the policies or contracts issued by it.

SECTION 21.    INDEPENDENT PLAN ADMINISTRATOR.

     Various provisions of this Trust Agreement refer to the term "Independent Plan Administrator" which shall mean a committee of three (3) participants established after a Change in Control to establish the investment policy and direct Trustee pursuant to the terms of this Trust Agreement. The members of the committee shall be appointed by the Company prior to a Change in Control. In the event of a Change in Control, the Independent Plan Administrator shall assume the duties and authority of the Administrator under the terms of the Plan and the duties of the Independent Plan Administrator specified in this Trust Agreement. After a Change in Control, the designation of the Independent Plan Administrator may not be changed without the unanimous written consent of the designated Independent Plan Administrator. In the event the Independent Plan Administrator fails to act or resigns after a Change in Control, the Company and all Participants may jointly agree to the designation of a successor Independent Plan Administrator. Alternatively, the Company, the Trustee or any Participant may (but shall not be required to) petition a court of competent jurisdiction or bring an arbitration proceeding to appoint a successor Independent Plan Administrator, which shall be an entity which is unrelated to, and unaffiliated with, the Company. The Trustee shall be entitled to rely on the determinations and directions of a qualified Independent Plan Administrator.

SECTION 22.    EFFECTIVE DATE.

     The effective date of this amended Trust Agreement shall be December 18, 1998.

     IN WITNESS WHEREOF, Company and Trustee have caused their duly authorized officers to execute this Trust Agreement on the date first written above.

"Company"                                     "Trustee"
Coastcast Corporation                   Imperial Trust Company


By /s/ Hans H. Buehler                  By /s/ Cathy Leider
  ---------------------------------        -------------------------------
    Hans Buehler, Chairman and CEO         Name: Cathy Leider
                                           Title: Vice President


The undersigned hereby accept the duties and obligations of the Independent Plan Administrator under the terms of the Plan and this Trust Agreement this 21 day of December, 1998.


/s/ Hans H. Buehler                     /s/ Robert C. Bruning
----------------------------------      -----------------------------------
Hans Buehler                            Robert C. Bruning


/s/ Robert L. Gates
----------------------------------
Robert Gates